Exhibit 10.17(c)

UNIT RESTRICTION AGREEMENT

This UNIT RESTRICTION AGREEMENT (this “Agreement”) is made and entered into as of 1 Nov , 2018 by and between Brooklyn Immunotherapeutics LLC, a Delaware limited liability company (the “Company”) and Lynn Mason (“Employee”).

Introduction

The Company is issuing to Employee on the date hereof a profits interest represented by 500 Common Units, as defined and described in the Company’s Limited Liability Company Agreement (as amended, restated, modified or supplemented from time to time, the “LLC Agreement”), which Units represent 0.50% of the Common Units of the Company as of the date hereof, (collectively, the “Units”). The Units are intended to be “profits interests” for U.S. Federal income tax purposes. It is a condition of the issuance of the Units that Employee enter into this Agreement and, to the extent Employee is not already a party thereto, execute a supplemental signature page to the LLC Agreement pursuant to which Employee becomes a party to the LLC Agreement and agrees to be bound by all of the provisions thereof as a “Member” thereunder. Capitalized terms used in this Agreement without definition shall have the meanings given to them in the LLC Agreement.

This Agreement is intended to constitute the grant of a “partnership profits interest for services provided to or for the benefit of the Company” by Employee, as contemplated by Revenue Procedure 93-27 as clarified by Revenue Procedure 2001-43. The issuance of the Units is not intended to entitle Employee to a distribution of the Company’s profits and gains accrued prior to the date hereof. The Distribution Threshold applicable to the Units is $100,000,000.

NOW, THEREFORE, in consideration of services to be rendered by Employee to the Company and its subsidiaries and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Issuance of Units; Vesting and Forfeiture of Units.

(a) Issuance of Units; Acceptance of LLC Agreement. The Company hereby issues to Employee, and Employee hereby accepts from the Company, the Units. Employee hereby acknowledges receipt of a copy of the LLC Agreement and agrees to be bound by all of the terms and conditions of the LLC Agreement including, without limitation, those contained in Section 3.5 thereof.

(b) Forfeiture. At such time, or from time to time, when it is determinable that some or all of the Units will not vest in accordance with Section 1(c) of this Agreement, the Units that will not vest will be deemed automatically, and without further action by any party hereto, to be forfeited and returned to the Company and will no longer be outstanding. Employee shall cause all such forfeited Units to be free and clear of all liens, restrictions, security interests and encumbrances, except for restrictions under this Agreement and the LLC Agreement.

(c) Vesting.

(i) Time Based Vesting. Subject to the other provisions of this Section 1(c), 25% of the Units shall vest on the first anniversary of the date hereof, and the remainder of the Units shall vest on a straight line basis, 6.25% on the last day of each succeeding fiscal quarter, until the fourth anniversary of the date hereof (when all Units unvested as of such date shall vest), so long as Employee is an employee of a Related Company through and on each such date.

(ii) Sale or Public Offering. 100% of the Units shall become vested if Employee is an employee of a Related Company at the time of a Sale or the sale by the Company (or any successor) of securities in a Public Offering.

(iii) Termination of Services. Notwithstanding any other provision in this Agreement to the contrary: (A) no Units will vest after termination of Employee’s employment, for any reason; (B) if Employee’s employment is terminated by Employee for any reason, or by a Related Company, for Cause, none of the Units will thereafter be considered vested (including any portion thereof that had previously vested under any other provision of this Agreement); and (C) if the employment of Employee terminates for any reason other than as set forth in the forgoing clause (B), then the portion of the Units which had vested as of the date on which Employee’s employment terminated shall remain vested. “Cause”, with respect to Employee, shall mean (A) the meaning specified in the employment or consulting agreement between such Person and a Related Company, or (B) if there is no such employment or consulting agreement (or if no such meaning is specified therein), the good faith determination of the Management Board that such Person has: (1) breached any fiduciary duty or legal or contractual obligation to any Related Company or to the Company’s direct or indirect equity holders and has failed to cure such breach within 10 days of being notified thereof (if such breach is susceptible to cure), or engaged in conduct tending to bring a Related Company into substantial public disgrace or disrepute; (2) failed to perform such Employee Member’s material duties to any Related Company; (3) engaged in insubordination, willful misconduct, a willful violation of any material law, fraud, embezzlement, acts of disloyalty or dishonesty, or a conflict of interest relating to the affairs of any Related Company; or (4) been convicted of or pleaded nolo contendere to (y) any misdemeanor relating to the affairs of any Related Company or (z) any felony.

2. Restrictions on Transfer; Transferees of Employee. Notwithstanding anything to the contrary contained herein, Employee may not transfer any Units (except to the Company) unless such transfer is made in compliance with the LLC Agreement and the Person acquiring such Units shall first become a signatory to this Agreement and the LLC Agreement, agreeing to be bound by all the terms hereof and thereof to the same extent as Employee. All Units so transferred will remain subject to the restrictions contained herein in the hands of the transferee as if such Units were still held by Employee. The forfeiture of Units hereunder shall include the forfeiture of a proportionate number of Units from Employee and each of Employee’s transferees. The Company shall not transfer any Units on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement or the LLC Agreement, or treat as owner of such Units, or accord the right to vote as such owner or pay distributions to, any Person to whom any such Units shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Units made in violation of this Agreement or the LLC Agreement.

3. Conversion of Units, Reclassification, Etc. Upon conversion of the Units into shares of common stock of the Company or its successor corporation pursuant to the terms of the LLC Agreement or otherwise, this Agreement shall continue in effect with such adjustments as are appropriate to reflect the corporate form of the Company, as determined by the Management Board. In the event of any dividend, split, combination, recapitalization, reorganization or a similar transaction affecting the then outstanding Units, including, without limitation, pursuant to Clause 3.3(f) of the LLC Agreement, any new, substituted or additional securities or other property which by reason of such transaction are distributed with respect to any Units shall immediately be subject to the restrictions set forth in this Agreement.

4. No Retention Rights. Nothing in this Agreement shall confer upon Employee any right to continue to perform services for any Related Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of a Related Company or of Employee, which rights are hereby expressly reserved by each, to terminate Employee’s employment at any time and for any reason, with or without Cause.

5. Affirmation of Covenants. Employee hereby reaffirms all confidentiality, noncompetition, nonsolicitation or similar covenants made by Employee in favor of the Related Companies and acknowledges that all such covenants (including, without limitation, those contained in the LLC Agreement) are independent and continuing obligations of Employee.

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6. Remedies. Employee agrees that the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach by Employee of any of the terms, covenants or conditions of this Agreement including, without limitation, those incorporated by reference from the LLC Agreement, the Company shall, in addition to all other remedies available, be entitled to a temporary or permanent injunction against Employee, without being required to post security or show any actual damage, and/or a decree for specific enforcement in accordance with the provisions hereof.

7. Binding Effect. Subject to the transfer restrictions contained herein and in the LLC Agreement and incorporated herein by reference, this Agreement and the rights, powers and duties set forth herein shall be binding upon Employee and Employee’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

8. Notices. All notices, demands and communications under this Agreement shall be made in accordance with Section 8.16 of the LLC Agreement.

9. Amendments; Waivers. This Agreement may only be amended or modified in a writing signed by Employee and the Company. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver or a continuing waiver by that party of the same or any subsequent breach of any provision of this Agreement by the other party. No delay or omission by any party in exercising any right under this Agreement shall operate as a waiver of that or any other right.

10. Counterparts; Captions. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf’) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

11. Governing Law; Severability; Forum. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its conflicts of law principles. Wherever possible, each provision of this Agreement (including those incorporated by reference from the LLC Agreement) shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under any such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement. If any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provisions shall be construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by applicable law. Any proceeding arising out of or relating to this Agreement shall be brought in the Delaware Court of Chancery or, if it has or can acquire jurisdiction, in the United States District Court in Delaware. This provision may be filed with any court as written evidence of the knowing and voluntary irrevocable agreement among the parties to waive any objection to jurisdiction, to venue or to convenience of forum.

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12. Entire Agreement. The provisions of the LLC Agreement including, without limitation, the investment representations contained in Section 8.22 thereof, are hereby incorporated by reference and, if not already a party thereto, Employee shall become a party thereto upon execution of this Agreement. Thereafter, Employee will be included in the definition of “Member” in the LLC Agreement, and the Register will be revised to reflect the issuance of the Units hereunder. This Agreement and the LLC Agreement constitute the entire agreement between the parties hereto with regard to the subject matter hereof and supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) relating to the subject matter hereof.

13. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other agreement or document contemplated herein, this Agreement and such other agreements and documents will be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authoring any of the provisions of this Agreement or any other agreements or documents contemplated herein.

14. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION AS BETWEEN THE PARTIES DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 14.

15. Tax Election. The acquisition of the Units pursuant to this Agreement may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b) (attached hereto as Exhibit A). Under current law, such election may be filed only within 30 days after the date on which Employee acquires the Units. EMPLOYEE SHOULD CONSULT WITH EMPLOYEE’S TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE UNITS AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(B) ELECTION. EMPLOYEE ACKNOWLEDGES THAT IT IS EMPLOYEE’S SOLE RESPONSIBILITY, AND NOT THAT OF THE COMPANY OR ITS REPRESENTATIVES, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON EMPLOYEE’S BEHALF.

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IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument as of the date first above written.

BROOKLYN IMMUNOTHERAPEUTICS LLC

By:	/s/ Charles R. Cherington
Name:	Charles R. Cherington
Title:	Manager

/s/ Lynn Mason
Lynn Mason

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